Potomac Funds

Potomac Managed Volatility Fund
Institutional Class Shares  Ticker CRMVX

Potomac Tactical Rotation Fund

Institutional Class Shares  Ticker CRTBX

Potomac Tactical Opportunities Fund

Institutional Class Shares  Ticker CRTOX

Potomac Defensive Bull Fund

Institutional Class Shares  Ticker CRDBX

Supplement dated May 28, 2026
to the Prospectus
dated November 1, 2025

Effective immediately, the current share class of each of the above-referenced Potomac Funds shall be redesignated as and known as “Institutional Class Shares.”

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This Supplement, and the existing Prospectus dated November 1, 2025, provide relevant information for all shareholders and should be retained for future reference. The Prospectus dated November 1, 2025 has been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling the Funds toll-free at 1-888-774-6679.